                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                            Supplemental Information
                                 March 31, 1997

================================================================================



                               TABLE OF CONTENTS


1.  Debt Summary...........................................................E-2


2.  Occupancy
          Percentage Leased................................................E-3
          Economic Occupancy...............................................E-4
          Regional Breakdown...............................................E-5

3.  Leases Signed Analysis
          Comparable and Non-Comparable....................................E-6

4.  Press Release..........................................................E-7

5.  Glossary of Terms......................................................E-10


================================================================================

                           1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                  301/998-8100

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (excluding capital leases and interest rate swaps)
March 31, 1997

--------------------------------------------------------------------------------

                                                                                                               Balance
                                                                        Maturity                Rate       (in thousands)
Mortgages
                  Barracks Road                                             06/01/98             9.77%            $21,318
                  Falls Plaza                                               06/01/98             9.77%              4,239
                  Old Keene Mill                                            06/01/98             9.77%              6,948
                  West Falls                                                06/01/98             9.77%              4,864
                  Loehmanns Plaza                                           07/21/98             9.75%              6,392
                  Bristol                                                   08/01/98             9.65%             10,964
                  Federal Plaza                                             03/10/01             8.95%             28,352
                  Tysons Station                                            09/01/01             9.875%             4,251
                  Northeast                                                 12/31/01      participating             1,500
                  Escondido (Municipal bonds)                               10/01/16        Variable ##             9,400
                                                                                                             ------------
                                                                                                                  $98,228
                                                                                                             ============

Notes payable
                  Revolving credit facilities                                              libor + .75%           $64,245
                  Note issued in connection with
                     tenant buyout at Queen Anne Plaza                      01/15/06             8.875%             1,205
                  Note issued in connection with
                     renovation of Perring Plaza                            01/31/13             10.00%             2,837
                  Note issued in connection with lease                      11/13/95               none             2,500
                  Other                                                      various            various                45
                                                                                                             ------------
                                                                                                                  $70,832
                                                                                                             ============

Unsecured Public Debt
                  5 1/4% Convertible subordinated                           04/30/02              5.250%             $289
                     debentures
                  5 1/4% Convertible subordinated                           10/28/03              5.250%           75,000
                     debentures
                  8 7/8% Notes (fixed)                                      01/15/00              8.875%           75,000
                  8 7/8% Notes (fixed) *                                    01/15/00              7.530%           25,000
                  8% Notes (fixed)                                          04/21/02              8.000%           25,000
                  6 5/8% Notes (fixed)                                      12/01/05              6.625%           40,000
                  7.48% Debentures                                          08/15/26              7.480%           50,000
                                                                                                             ------------
                                                                                                                 $290,289
                                                                                                             ============
                                                                       Total fixed rate debt                     $384,204   83.64%

                                                                       Total variable rate debt                    75,145   16.36%
                                                                                                             ------------  --------
                                                                       Total debt                                $459,349   100.00%
                                                                                                             ============  ========

                                                                       Weighted average interest rate:
                                                                         Fixed rate debt                            7.74%
                                                                         Variable on revolving facilities           6.30%**



*The Trust purchased an interest rate swap on $25 million which sold for $1.5 million, thereby decreasing the effective interest rate.
**Weighted average interest rate on revolving credit facilities for three months ended March 31, 1997
## The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

--------------------------------------------------------------------------------
Federal Realty Investment Trust
Percentage Leased Analysis
March 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

        Overall Occupancy
  (Quarter to Quarter Analysis)                     March 31, 1997                           March 31, 1996
                                     ------------------------------------------- ----------------------------------------
               Type                       Size         Leased       Occupancy       Size         Leased        Occupancy
-----------------------------------  --------------- ------------ -------------- ------------ --------------  -----------

Retail Properties (square feet)        13,046,013     12,228,746       94%        12,480,181    11,796,821        95%
Rollingwood Apartments (# of units)       282            281           99%           282           274            97%


        Overall Occupancy
       (Rolling 12 Months)                          March 31, 1997                           December 31, 1996
                                     ------------------------------------------- ----------------------------------------
               Type                       Size         Leased       Occupancy       Size         Leased        Occupancy
-----------------------------------  --------------- ------------ -------------- ------------ --------------  -----------

Retail Properties (square feet)          13,046,013   12,228,746       94%        12,733,461     11,935,107      94%
Rollingwood Apartments (# of units)         282          281           99%           282            278          98%

        Overall Occupancy
       (Rolling 12 Months)                        September 30, 1996                       June 30, 1996
                                       ---------------------------------------- -------------------------------------
               Type                        Size         Leased       Occupancy       Size        Leased    Occupancy
-----------------------------------    -------------  ------------  ----------- ------------- ----------- -----------

Retail Properties (square feet)          12,324,469    11,509,125      93%        12,317,789   11,593,141    94%
Rollingwood Apartments (# of units)         282           281          99%           282          282       100%



--------------------------------------------------------------------------------------------------------------------------

      Same Center Occupancy
 (Quarter to Quarter Comparison)                    March 31, 1997                           March 31, 1996
                                     ------------------------------------------- ----------------------------------------

               Type                       Size         Leased       Occupancy       Size         Leased       Occupancy
-----------------------------------  --------------- ------------ -------------- ------------ --------------  -----------
Retail Properties (square feet)         11,425,601    10,762,859       94%        11,223,075     10,605,961      95%
Rollingwood Apartments (# of units)        282           281           99%           282            274          97%



      Same Center Occupancy
       (Rolling 12 Months)                        At March 31, 1997                           At December 31, 1996
                                     ------------------------------------------- ----------------------------------------

               Type                       Size         Leased       Occupancy       Size         Leased       Occupancy
-----------------------------------  --------------- ------------ -------------- ------------ --------------  -----------
Retail Properties (square feet)         11,425,601    10,762,859       94%        11,247,168     10,625,745      94%
Rollingwood Apartments (# of units)        282           281           99%           282            278          98%


      Same Center Occupancy
       (Rolling 12 Months)                        At September 30, 1996                    At June 30, 1996
                                     ---------------------------------------- -------------------------------------

               Type                      Size         Leased      Occupancy       Size        Leased     Occupancy
-----------------------------------  -------------  ------------  ----------- ------------- ----------- -----------
Retail Properties (square feet)        11,559,958    10,904,972      94%        11,115,866   10,546,049     95%
Rollingwood Apartments (# of units)       282           281          99%           282          282        100%

--------------------------------------------------------------------------------
Federal Realty Investment Trust
Economic Occupancy Analysis
March 31, 1997



--------------------------------------------------------------------------------

             Overall Economic Occupancy
           (Quarter to Quarter Analysis)                  March 31, 1997                               March 31, 1996
                                          --------------------------------------------  -------------------------------------------


                                                              Leases                                      Leases
                                                            Generating        Economic                  Generating       Economic
                        Type                  Size            Income         Occupancy     Size           Income         Occupancy
----------------------------------------- -----------   ------------------- ----------  ---------- -------------------- -----------
Retail Properties (square feet)            13,046,013       11,982,214          92%     12,480,181      11,544,594          93%
Rollingwood Apartments (# of units)           282               276             98%        282              274             97%


             Overall Economic Occupancy
                (Rolling 12 Months)                       March 31, 1997                            December 31, 1996
                                          --------------------------------------------  -------------------------------------------


                                                              Leases                                      Leases
                                                            Generating        Economic                  Generating       Economic
                        Type                  Size            Income         Occupancy     Size           Income         Occupancy
----------------------------------------- -----------   ------------------- ----------  ---------- -------------------- -----------
Retail Properties (square feet)            13,046,013       11,982,214          92%     12,733,461      11,680,876          92%
Rollingwood Apartments (# of units)           282               276             98%        282              277             98%

             Overall Economic Occupancy
                (Rolling 12 Months)                       September 30, 1996                             June 30, 1996
                                             ---------------------------------------------  --------------------------------------


                                                                  Leases                                      Leases
                                                                Generating       Economic                   Generating    Economic
                        Type                    Size              Income         Occupancy    Size            Income     Occupancy
-----------------------------------------    -----------     ---------------- ------------  ------------  -------------- ---------
Retail Properties (square feet)              12,324,469         11,277,086          92%      12,317,789     11,300,470        92%
Rollingwood Apartments (# of units)             282                 277             98%         282            282           100%


-------------------------------------------------------------------------------

           Same Center Economic Occupancy
          (Quarter to Quarter Comparison)                 March 31, 1997                              March 31, 1996
                                          --------------------------------------------  -------------------------------------------


                                                              Leases                                      Leases
                                                            Generating        Economic                  Generating       Economic
                        Type                  Size            Income         Occupancy     Size           Income         Occupancy
----------------------------------------- -----------   ------------------- ----------  ---------- -------------------- -----------
Retail Properties (square feet)            11,425,601       10,518,375          92%     11,223,075      10,413,790          93%
Rollingwood Apartments (# of units)           282               276             98%        282              274             97%


           Same Center Economic Occupancy
                (Rolling 12 Months)                      At March 31, 1997                         At December 31, 1996
                                          --------------------------------------------  -------------------------------------------


                                                              Leases                                      Leases
                                                            Generating        Economic                  Generating       Economic
                        Type                  Size            Income         Occupancy     Size           Income         Occupancy
----------------------------------------- -----------   ------------------- ----------  ---------- -------------------- -----------
Retail Properties (square feet)            11,425,601       10,518,375          92%     11,247,168      10,378,343          92%
Rollingwood Apartments (# of units)           282               276             98%        282              277             98%


--------------------------------------------------------------------------------

           Same Center Economic Occupancy
                (Rolling 12 Months)                    At September 30, 1996                         At June 30, 1996
                                             ---------------------------------------------  --------------------------------------


                                                                  Leases                                      Leases
                                                                Generating       Economic                   Generating    Economic
                        Type                    Size              Income         Occupancy    Size            Income      Occupancy
-----------------------------------------    -----------     ---------------- ------------  ------------  --------------  ---------
Retail Properties (square feet)              11,559,958         10,678,933          92%      11,115,866     10,272,070        92%
Rollingwood Apartments (# of units)             282                 277             98%         282            282           100%


Federal Realty Investment Trust
Regional Occupancy Analysis
March 31, 1997

-------------------------------------------------------------------------------

                               Total Square     Occupancy
           Region                 Footage       03/31/97

D.C./Baltimore                     3,947,689       95%
Philadelphia                       2,199,504       96%
New York/New Jersey                1,965,893       98%
Central Virginia                   1,174,209       94%
Mid-West                             987,960       89%
New England                        1,110,218       96%
Southern California                  626,195       83%
Other                              1,034,345       83%

-------------------------------------------------------------------------------



                               Total Square     Occupancy
           Region                 Footage       03/31/97

D.C./Baltimore                     3,947,689       95%
     Anchor                        1,961,358       98%
     Small Shops                   1,986,331       92%

Philadelphia                       2,199,504       96%
     Anchor                        1,099,199       98%
     Small Shops                   1,100,305       94%

New York/New Jersey                1,965,893       98%
     Anchor                        1,353,264       100%
     Small Shops                     612,629       95%

Central Virginia                   1,174,209       94%
     Anchor                          564,322       100%
     Small Shops                     609,887       89%

Mid-West                             987,960       89%
     Anchor                          567,984       85%
     Small Shops                     419,976       94%

New England                        1,110,218       96%
     Anchor                          564,207       100%
     Small Shops                     546,011       93%

Southern California                  626,195       83%
     Anchor                          152,944       100%
     Small Shops                     473,251       78%

Other                              1,034,345       83%
     Anchor                          522,790       86%
     Small Shops                     511,555       79%


Federal Realty Investment Trust
Leasing Activity
March 31, 1997


--------------------------------------------------------------------------------

Comparable
                                                                             Weighted                  Average Prior
                                   Number of          Square               Average Lease                  Rent Per
    Rolling 12 Months            Leases Signed         Feet                 Term (Years)                Square Foot
-----------------------     ---------------------  ------------------  -----------------------    ---------------------------
    1st Quarter 1997                  58                   220,452                        6.9                          $11.09
    4th Quarter 1996                  85                   469,455                       10.7                          $10.88
    3rd Quarter 1996                  89                   298,546                        6.1                          $14.17
    2nd Quarter 1996                  81                   272,984                        6.9                          $14.80
          Total                       313                1,261,437                        8.1                          $12.54


Non-Comparable
                                                                              Weighted
                                                                              Average
                                   Number of          Square                   Lease                    Average Rent
    Rolling 12 Months            Leases Signed         Feet                 Term (Years)               Per Square Foot
-----------------------     ----------------------  -----------------  -----------------------    ---------------------------
    1st Quarter 1997                   7                    29,178                       12.4                          $19.86
    4th Quarter 1996                   8                   170,449                       18.3                          $12.85
    3rd Quarter 1996                   5                    19,918                        8.3                          $13.89
    2nd Quarter 1996                   8                    31,194                        8.7                           $8.10
          Total                       28                   250,739                       15.7                          $13.16



Comparable
                                                                                                                  Estimated
                               Average Current                                           Percentage                 Tenant
                                   Rent Per                   Annualized                  Increase                Improvement
    Rolling 12 Months            Square Foot               Increase in Rent            over Prior Rent               Costs
-----------------------      ----------------------     ------------------------    ----------------------    --------------------
    1st Quarter 1997                         $14.88                  $836,236                        34%             $3,162,000
    4th Quarter 1996                         $15.94                $2,376,264                        47%             $6,988,000
    3rd Quarter 1996                         $16.05                  $562,179                        13%             $1,740,000
    2nd Quarter 1996                         $15.52                  $196,312                         5%             $2,042,000
          Total                              $15.69                $3,970,991                        25%            $13,932,000

Non-Comparable
                                                              Estimated
                                  Annualized                    Tenant
                                   Current                   Improvement
    Rolling 12 Months                Rent                       Costs
-----------------------      ----------------------     ------------------------
    1st Quarter 1997                    $579,585                      $70,000
    4th Quarter 1996                  $2,189,679                     $995,000
    3rd Quarter 1996                    $276,607                     $380,000
    2nd Quarter 1996                    $252,789                     $390,000
          Total                       $3,298,660                   $1,835,000


                                                   Mary Jane Morrow
                                                   Senior Vice President
                                                   Finance & Treasurer
                                                   (301) 998-8321



                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                      FIRST QUARTER 1997 OPERATING RESULTS



Rockville, Maryland
May 7, 1997

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the first quarter of 1997 increased 27% to $19.0 million from $15.0 million in the first quarter of 1996. On a per share basis, funds from operations rose 9% to $.50 in the first quarter of 1997 from $.46 in the comparable quarter of 1996.

     A comparison of property operations for the first quarter of 1997 versus the first quarter of 1996 shows the following:

 .    Rental income increased 8% to $43.9 million in 1997 from $40.7 million in
     1996. When adjusted to exclude properties acquired and sold during 1996 and 1997, rental income increased 1% to $40.8 million in 1997 from $40.4 million in 1996.

 .    During the first quarter of 1997, the Trust signed leases for a total
     250,000 square feet. On a same space basis, the Trust re-leased 220,000 square feet at an average increase in rent per square foot of 34%. The weighted average rent on these leases was $14.88 per square foot compared to the previous average rent of $11.09 per square foot.

 .    Same property occupancy stood at 94% at March 31, 1997 compared to 95% a year ago. At March 31, 1997, the Trust's overall portfolio was 94% leased compared to 95% a year ago.
                                    -More-

     Commenting on the quarter, Steven J. Guttman, President and Chief Executive Officer stated, "We are pleased that 1997 is off to a good start. Our core portfolio continues to perform well and we closed on a record $83 million of acquisitions during the first quarter."


Year to date, the Trust has acquired six retail properties containing 564,000 square feet for a total cost of approximately $90 million. The acquisitions include the purchase of two shopping centers; Pike 7 Plaza, located in Tysons Corner, Virginia and Town & Country Village, located in San Jose, California; and four main street retail buildings; two buildings on Third Street Promenade in Santa Monica, California; one building in San Diego's Gaslamp Quarter, and one building in Chicago, Illinois.


In addition, in April the Trust acquired Terranomics Retail Services, Inc., a San Francisco based retail brokerage/property management firm for $2.0 million. Founded in 1970, Terranomics is the leading West Coast retail real estate services firm. Terranomics Retail Services currently represent more than 18 million square feet of retail space across the country, in a leasing or management capacity. The company represents more than 40 retailers, including Polo/Ralph Lauren, Barnes & Noble, Office Depot, Hollywood Video and Sears Home Life. Terranomics will provide property management and leasing services for the Trust's West Coast properties.

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 92 retail properties, consisting of neighborhood and community shopping centers and main street retail buildings, located in strategic metropolitan markets across the United States. These markets include Boston, New York/New Jersey, Philadelphia, metropolitan Washington D.C., Chicago and California.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 29 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol: FRT.
                                      ###


                             Financial Highlights
                     (in thousands, except per share data)


                                                         Three Months Ended
                                                             March 31,
OPERATING RESULTS                                         1997           1996
-----------------                                         ----           ----
 Revenues
  Rental income                                         $43,920        $40,747
  Interest                                                1,500            863
  Other income                                            3,227          2,162
                                                          -----          -----
                                                         48,647         43,772
 Expenses
  Rental                                                 10,216         11,793
  Real estate taxes                                       4,574          3,924
  Interest                                               11,989         11,149
  Administrative                                          2,101          1,686
  Depreciation and                                       10,124          9,332
   amortization                                          ------          -----
                                                         39,004         37,884
                                                         ------         ------
 Operating income before investors' share of
 operations                                               9,643          5,888
  Investors' share of operations                           (332)           138
                                                        -------         ------
Net income                                               $9,311         $6,026
                                                         ======         ======
Earnings per share                                        $0.24          $0.19
                                                          =====          =====
Funds from Operations
  Net income                                             $9,311         $6,026
  Add: depreciation and amortization
       of real estate assets                              9,064          8,342
  Add: amortization of initial direct
       costs of leases                                      584            593
                                                            ---            ---
  Funds from operations                                 $18,959        $14,961
                                                        =======        =======
  Funds from operations                                   $0.50          $0.46
   per share                                              =====          =====
  Weighted average shares outstanding                    38,033         32,265
------------------------------------------------------------------------------
                                                       March 31,  December 31,
BALANCE SHEET DATA                                      1997          1996
------------------                                      ----          ----
Assets
  Real estate, at cost                               $1,251,867     $1,147,865
  Accumulated depreciation and amortization            (232,487)      (223,553)
                                                      ---------      ---------
                                                      1,019,380        924,312
  Mortgage notes receivable                              37,406         27,913
  Cash                                                   11,762         11,041
  Receivables                                            16,132         17,294
  Other assets                                           30,409         54,746
                                                         ------         ------
Total assets                                         $1,115,089     $1,035,306
                                                     ==========     ==========
Liabilities and Shareholders' Equity
  Obligations under capital leases &
   mortgages payable                                   $224,781       $229,189
  Notes payable                                          70,832         66,106
  Senior Notes                                          215,000        215,000
  5 1/4% Convertible subordinated debentures             75,289         75,289
  Other liabilities                                      60,649         60,837

Shareholders' Equity                                    468,538        388,885
                                                        -------        -------
                                                     $1,115,089     $1,035,306
                                                     ==========     ==========


                               Glossary of Terms



Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

Same center occupancy: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.